UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2025

SOLÉSENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22333	36-3687863
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1319 Marquette Drive

Romeoville, Illinois 60446

(Address of Principal Executive Offices) (Zip Code)

(630) 771-6708

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SLSN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 3, 2025, Solésence, Inc. (the “Company”) entered into an (i) Employment Agreement (the “Cureton Employment Amendment”) with Kevin Cureton, (ii) Transition Employment Agreement (the “Jankowski Employment Amendment”) with Jess Jankowski, and (iii) Employment Agreement (the “Riffner Employment Amendment” and together with the Cureton Employment Agreement and the Jankowski Employment Agreement, the “Employment Agreements”) with Laura Riffner. In connection with the Employment Agreements, Kevin Cureton, age 64, who has served as Chief Operating Officer of the Company since 2019, was appointed as Chief Executive Officer and President of the Company. Jess Jankowski, who previously served as Chief Executive Officer and Chief Financial Officer of the Company, will serve as Board Advisor to the Company through his retirement on November 21, 2025, and Laura Riffner will serve as Chief Financial Officer of the Company, in each case effective as of September 3, 2025. Ms. Riffner, age 53, previously served as Chief Financial Officer and then as Chief Finance and Strategy Officer at Nagase America, a distributor and manufacturer of specialty chemicals. She also was previously the Chief Financial Officer at Paxton/Patterson. Ms. Riffner holds a B.A. from Benedictine University in international business and is a licensed Certified Public Accountant. Pursuant to the Cureton Employment Agreement, Mr. Cureton will receive an annual base salary of not less than $367,000 and shall be eligible for bonuses and stock option grants under the Company’s Equity Compensation Plan. Pursuant to the Riffner Employment Agreement, Ms. Riffner will receive an annual base salary of not less than $270,000 and shall be eligible for bonuses and stock option grants under the Company’s Equity Compensation Plan. Pursuant to the Jankowski Employment Agreement, Mr. Jankowski will receive an annual base salary of not less than $366,912.00 through his retirement on November 21, 2025.

The description of the terms and conditions of the Employment Agreements does not purport to be complete and is qualified in its entirety by the full text of the Employment Agreements, which are filed as exhibits to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 1.01 of this current report on Form 8-K is incorporated into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Kevin Cureton Employment Agreement, dated September 3, 2025.
10.2	Jess Jankowski Transition Employment Agreement, dated September 3, 2025.
10.3	Laura Riffner Employment Agreement, dated September 3, 2025.
99.1	Press Release, dated September 3, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2025

SOLÉSENCE, INC.

By:	/s/ KEVIN CURETON
Name: Kevin Cureton
Title: President & Chief Executive Officer